UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 17, 2016 Date of Report (Date of earliest event reported)
WELLCARE HEALTH PLANS, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-32209 (Commission File Number)	47-0937650 (IRS Employer Identification No.)
	8735 Henderson Road, Renaissance One Tampa, Florida (Address of principal executive offices)	33634 (Zip Code)
(Registrant’s telephone number, including area code): (813) 290-6200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 17, 2016, WellCare Health Plans, Inc., a Delaware corporation (the “WellCare”), issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that WellCare has entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Universal American Corp., a Delaware corporation (“Universal American”), which provides for the merger of a newly formed indirect wholly owned subsidiary of WellCare, with and into Universal American (the “Merger”), with Universal American surviving the Merger as an indirect wholly owned subsidiary of WellCare. Additional information relating to the Merger is attached to this Current Report on Form 8-K as Exhibit 99.2 (the “Investor Presentation”).

WellCare also distributed a letter from WellCare’s Chief Executive Officer, Ken Burdick, with respect to the proposed transactions contemplated by the Merger Agreement, the full text of which are attached hereto as Exhibit 99.3.

The information under this Item 7.01 along with Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 attached hereto are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 attached hereto is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

Additional Information and Where to Find It

This filing may be deemed to be solicitation material in respect of the transaction. In connection with the transaction, Universal American plans to file with the SEC and furnish to Universal American’s shareholders a proxy statement and other relevant documents. BEFORE MAKING ANY VOTING DECISION, UNIVERSAL AMERICAN’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. Universal American’s shareholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, Universal American’s shareholders may obtain a free copy of Universal American’s filings with the SEC from Universal American’s website at http://www.universalamerican.com or by directing a request to Universal American at Universal American, 44 South Broadway, Suite 1200, White Plains, NY 10601-4411.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of Universal American and the directors, executive officers and certain other members of management and employees of WellCare may be deemed “participants” in the solicitation of proxies from shareholders of Universal American in favor of the transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of Universal American in connection with the transaction will be set forth in the proxy statement and other relevant documents to be filed with the SEC. You can find information about Universal American’s executive officers and directors in Universal American’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and in Universal American’s definitive proxy statement filed with the SEC on Schedule 14A. You can find information about WellCare’s executive officers and directors in WellCare’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and in WellCare’s definitive proxy statement filed with the SEC on Schedule 14A.

Cautionary Statement Regarding Forward-Looking Statements

These materials and oral statements made from time to time by executive officers of WellCare may contain “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Such statements that are not historical facts are hereby identified as forward-looking statements and intended to be covered by the safe harbor provisions of the PSLRA and can be identified by the use of the words “believe,” “expect,” “predict,” “project,” “potential,” “estimate,” “anticipate,” “should,” “intend,” “may,” “will,” and similar expressions or variations of such words, or by discussion of future financial results and events, strategy or risks and uncertainties, trends and conditions in WellCare’s business and competitive strengths, all of which involve risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect WellCare’s business and the price of the common stock of WellCare, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of Universal American and the receipt of certain governmental and regulatory approvals, (iii) the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected time frames or at all and to successfully integrate Universal American’s operations into those of WellCare, (iv) the transaction may not result in the accretion to WellCare’s earnings or other benefits expected to be achieved from the transactions, (v) such integration may be more difficult, time consuming or costly than expected, (vi) revenues following the transaction may be lower than expected, (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (viii) the effect of the announcement or pendency of the transaction on WellCare’s business relationships, operating results, and business generally, risks related to the proposed transaction disrupting current plans and operations of WellCare and potential difficulties in Universal American’s employee retention as a result of the transaction, (ix) risks related to diverting management’s attention from WellCare’s ongoing business operations, (x) the outcome of any legal proceedings that may be instituted against WellCare, its officers or directors related to the merger agreement or the transaction and (xi) the possibility that competing offers or acquisition proposals for Universal American will be made.

Where, in any forward-looking statement, we or our management expresses an expectation or belief as to future results or actions, there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. Our actual results may differ materially from our expectations, plans or projections. Forward-looking statements are only predictions and estimates, which are inherently subject to risks, trends and uncertainties, many of which are beyond our ability to control or predict with accuracy and some of which might not even anticipate. There can be no assurance that we will achieve our expectations and we do not assume responsibility for the accuracy and completeness of the forward-looking statements. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements as a result of many factors, including the risk factors described in the risk factor section of our SEC reports. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of WellCare.

All forward-looking statements included in these materials are based upon information available to WellCare as of the date of these materials, and we assume no obligation to update or revise any such forward-looking statements.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Exhibit
99.1	Press Release, dated November 17, 2016*
99.2 99.3	Investor Presentation, dated November 17, 2016* Letter from Ken Burdick, dated November 17, 2016*

*	Furnished and not filed.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 17, 2016	WELLCARE HEALTH PLANS, INC.

By: /s/ Anat Hakim
Name: Anat Hakim
Title: Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release, dated November 17, 2016*
99.2 99.3	Investor Presentation, dated November 17, 2016* Letter from Ken Burdick, dated November 17, 2016*

*	Furnished and not filed.

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